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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 30, 2009
                                       TO
                 PROSPECTUS DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to certain features of the optional Lifetime Withdrawal Guarantee II rider that will be effective for Marquis Portfolios(SM) variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). These changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after December 14, 2009.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL RIDERS, APPLICATIONS AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON DECEMBER 11, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

I. CHANGES FOR THE LIFETIME WITHDRAWAL GUARANTEE II RIDER

For contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after December 14, 2009, the following changes will apply to the Lifetime Withdrawal Guarantee II rider:

     THE 6% COMPOUNDING INCOME AMOUNT IS ELIMINATED. This means the Total Guaranteed Withdrawal Amount can only be increased by additional purchase payments or upon an Automatic Annual Step-Up (provided the Step-Up is not declined).

     The Withdrawal Rate used for calculating the Annual Benefit Payment under the Single Life version of the Lifetime Withdrawal Guarantee II rider is:

     . 5% if you take your first withdrawal before the contract year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) will attain age 76;

     . 6% if you take your first withdrawal during a contract year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) attains or will attain age 76 or older.

     The Withdrawal Rate used for calculating the Annual Benefit Payment under the Joint Life version of the Lifetime Withdrawal Guarantee II rider is:

     . 4.5% if you take your first withdrawal before the contract year in which the younger spouse will attain age 76;

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     .    6% if you take your first withdrawal during a contract year in which the younger spouse attains or will attain age 76 or older.

     For this purpose, a "contract year" is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.

All references in the prospectus to the 6% Compounding Income Amount and the Withdrawal Rates for the Lifetime Withdrawal Guarantee II rider are amended to conform to the changes described in this supplement.

II. GUARANTEED WITHDRAWAL BENEFIT APPENDIX

     At the end of the Guaranteed Withdrawal Benefit Appendix, add the following Section J:

     J. Lifetime Withdrawal Guarantee II -- Automatic Annual Step-Ups (No Withdrawals) - For Contracts Issued On or After December 14, 2009

     Assume that a contract owner, age 67 at issue, elected the Single Life version of the Lifetime Withdrawal Guarantee II rider and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

     At the first contract anniversary, assume the account value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second contract anniversary, assume the account value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assume that on the third through the eighth contract anniversaries the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth contract anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the account value at the ninth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the contract owner is now age 76 and has not taken any withdrawals before the contract year in which the owner reached age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:                                           Telephone: (800) 842-9325
5 Park Plaza, Suite 1900
Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

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